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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 8, 2005

                                 GSI GROUP INC.
             (Exact name of registrant as specified in its charter)

                              New Brunswick, Canada
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                 (State or other jurisdiction of incorporation)

            000-25705                                 98-0110412
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     (Commission File Number)           (I.R.S. Employer Identification No.)

                 39 Manning Road, Billerica, Massachusetts 01821
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          (Address of principal executive offices, including zip code)

                                 (978) 439-5511
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Effective June 8, 2005 GSI Lumonics Corporation ("Company"), a wholly owned subsidiary of GSI Group Inc., entered into a Real Estate Purchase and Sale Agreement ("Agreement") with STAG Capital Partners, LLC ("Purchaser") for the sale of land and a building located at 22300 Haggerty Road, Farmington Hills, Michigan ("Property"). For a period of thirty days from the Agreement, the Purchaser entered into a study period ("Study Period") during which the Purchaser may have backed out of the Agreement for any reason. At the end of the Study Period, the Purchaser notified the company that they will proceed with the transaction. On July 8, 2005, the Company and the Purchaser entered into a First Amendment to the Agreement ("Amendment"). The material terms of the Agreement and the Amendment are:

1. Purchase Price: $6,515,000, net of certain closing costs. A deposit of $50,000 upon signing the Agreement, fully refundable until end of the thirty day Study Period, an additional $50,000 if Buyer decides to proceed at end of Study Period.

2. Closing Date: fifteen days after the "Rent Commencement Date" as defined in the lease dated February 11, 2005 ("Lease") between the Company and SEWS-DTC Inc. ("Tenant") for the Property.

3. Conditions: The sale is contingent upon the Company satisfying certain closing conditions, all of which the Company expects to be able to satisfy.

4. Company Representations: "As Is" sale regarding the building. The Company represents that the Lease is in effect and is in accordance with the documents provided to Purchaser.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.
            Not required.

      (b)   Pro Forma Financial Information.
            Not required.

      (c)   Exhibits.

            10.1 Real Estate Purchase and Sale Agreement Between GSI Lumonics Corporation and STAG Capital Partners, LLC

            10.2  First Amendment to Real Estate Purchase and Sale Agreement

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GSI GROUP INC.
                                    (Registrant)

Date: July 13, 2005             By: /s/ Thomas R. Swain
                                    -------------------------------------------
                                    Thomas R. Swain
                                    Vice President, Finance and Chief Financial
                                          Officer

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                                  EXHIBIT INDEX

Exhibit No.                              Description
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
   10.1          Real Estate Purchase and Sale Agreement Between GSI Lumonics
                 Corporation and STAG Capital Partners, LLC

   10.2          First Amendment to Real Estate Purchase and Sale Agreement